Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Short Duration Bond Portfolio

Supplement dated March 2, 2009 to the Prospectus for the

Maxim Short Duration Bond Portfolio, dated August 18, 2008

As a result of the acquisition of Lehman Brother’s North American investment banking and capital market business by Barclays Plc, all references in the Prospectus to the Lehman 1-3 Year Credit Bond Index are deleted and replaced with Barclays Capital 1-3 Year Credit Bond Index.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated August 18, 2008, and should be retained for future reference.